CONSENT


     We hereby expressly consent to the reference to our firm in the Registration Statement on Form S-1, file number 333-39987, of U.S. PHYSICIANS, Inc. (the "Registration Statement") in the prospectus filed as part of such Registration Statement under the caption "Legal Matters."


                                            COZEN AND O'CONNOR, P.C.

                                            January 30, 1998


                                          By: /s/ Mark H. Gallant
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                                             1/30/98